BT INVESTMENT FUNDS
(BT Investment International Equity Fund, BT Investment International Small Company Equity Fund, BT Investment Global Emerging Markets Equity Fund, BT Investment Latin American Equity Fund, BT Investment Pacific Basin Equity Fund)

BT INSTITUTIONAL FUNDS
(BT Institutional Global Emerging Markets Equity Fund)

PROSPECTUS SUPPLEMENT DATED JULY 15, 1999, REPLACING SUPPLEMENT DATED JUNE 21, 1999.

THE FOLLOWING APPLIES TO SHARES OF THE BT INVESTMENT GLOBAL EMERGING MARKETS EQUITY FUND:

On June 9, 1999, the Board of Trustees voted to recommend the merger of the BT Investment Global Emerging Markets Equity Fund (the "BT Fund") into the Morgan Grenfell Emerging Markets Equity Fund (the "Morgan Grenfell Fund"). The Board also voted to cease establishing new accounts in the BT Fund as of June 14, 1999. The Board has determined that this proposal is in the best interests of shareholders.

The merger requires the approval of the BT Fund's shareholders. A Special Meeting of Shareholders is scheduled for October 8, 1999, at which time this proposal will be put forth for a shareholder vote. If the shareholders approve the merger, shares of the BT Fund will be converted to shares of the Morgan Grenfell Fund in the fourth quarter 1999. The transfer of shares from the BT Fund to the Morgan Grenfell Fund would not be a taxable transaction for shareholders.

THE FOLLOWING REVISES AND SUPERCEDES, AS APPLICABLE, THE SECTION "MANAGEMENT OF THE FUND(S)" IN THE PROSPECTUSES FOR THE BT INVESTMENT INTERNATIONAL SMALL COMPANY EQUITY FUND, BT INVESTMENT GLOBAL EMERGING MARKETS EQUITY FUND, BT INVESTMENT LATIN AMERICAN EQUITY FUND, BT INVESTMENT PACIFIC BASIN EQUITY FUND AND BT INSTITUTIONAL GLOBAL EMERGING MARKETS EQUITY FUND:

Effective May 1, 1999, BT Funds Management (International) Limited no longer serves as sub-adviser to the Funds. Bankers Trust Company ("Bankers Trust" or the "Investment Adviser"), the Funds' investment adviser, will assume day-to-day investment decision-making responsibility for the Funds and their corresponding master portfolios.

THE FOLLOWING REVISES AND SUPERCEDES THE SECTION "MANAGEMENT OF THE FUND(S)" IN EACH FUND'S PROSPECTUS:

Prior to June 4, 1999, Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to each Fund will be maintained at their current level.

                                      * * *

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and

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agreed to pay a $60 million fine to federal authorities. Separately, Bankers
Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

THE FOLLOWING REPLACES THE "PORTFOLIO MANAGER(S)" SECTION IN THE PROSPECTUSES FOR THE BT INVESTMENT GLOBAL EMERGING MARKETS EQUITY FUND, BT INVESTMENT PACIFIC BASIN EQUITY FUND AND BT INSTITUTIONAL GLOBAL EMERGING MARKETS EQUITY FUND:

Portfolio Manager.

Julie Wang
o   Principal of Bankers Trust and Portfolio Manager for the portfolios.
o   Joined Bankers Trust in 1994 and the portfolios in 1998.
o   Specializes in emerging markets.
o   Ten years of investment management experience.
o   Served as Investment Manager at American International Group from 1991 to
    1994.
o Bachelor's degree in economics from Yale University; MBA from The Wharton School, University of Pennsylvania.

THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGERS" IN THE PROSPECTUS FOR THE BT INVESTMENT LATIN AMERICAN EQUITY FUND:

Portfolio Manager.

Neil Jenkins, CFA
o Director, Morgan Grenfell Investment Services Limited ("MGIS") and Portfolio Manager for the portfolio.
o   Joined the Investment Adviser and the portfolio in July 1999.
o   Held various positions with MGIS since 1985.
o   Specializes in emerging markets.
o   Fourteen years of investment management experience.
o   M.A., German and Russian, Oxford University.


THE FOLLOWING SUPPLEMENTS THE SECTION "BUYING AND SELLING FUND SHARES" IN THE PROSPECTUS FOR THE BT INVESTMENT INTERNATIONAL SMALL COMPANY EQUITY FUND:

Effective April 22, 1999, the BT Investment International Small Company Equity Fund ceased accepting additional purchase orders. The Board of Trustees reached the decision to liquidate the Fund after careful consideration. The Fund liquidated all of its assets effective May 28, 1999.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIPS:  055922868   055922686   055922678   055922785   055922736  055924823

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